Victory Portfolios II

VictoryShares Hedged Equity Income ETF (HEJD)

(the “Fund”)

Supplement dated December 5, 2025

to the Prospectus and Summary Prospectus dated November 1, 2025

On December 4, 2025, the Board of Trustees of Victory Portfolios II (the “Trust”) approved a Plan of Liquidation (the “Plan”) for the Fund. It is anticipated that the Fund will liquidate on or about February 4, 2026.

After the close of business on January 28, 2026, the Fund will no longer accept purchase orders for Creation Units.

Shareholders may sell their holdings of the Fund on the exchange operated by Nasdaq Stock Market LLC (“Nasdaq”) until market close on January 29, 2026, at which point the Fund’s shares will be subsequently delisted and no longer trade on Nasdaq. In addition, prior to January 29, 2026, authorized participants may continue to submit orders to the Fund for the redemption of Creation Units in the manner described in the Prospectus. Shareholders trading on Nasdaq will incur typical transaction fees from their broker-dealer. During the time between market close on January 29, 2026, and February 4, 2026, shareholders will be unable to dispose of their shares on Nasdaq.

Shareholders should be aware that when the Fund commences liquidation, it will no longer pursue its stated investment objectives or engage in any business activities except for the purposes of selling and converting into cash all of the assets of the Fund, paying its liabilities, and distributing its remaining proceeds or assets to shareholders (the “Liquidating Distribution”). This is likely to impact the Fund’s performance. The Fund’s liquidation and payment of the Liquidating Distribution may occur prior to or later than the dates listed above.

Shareholders who continue to hold shares of the Fund on the liquidation date will receive a Liquidating Distribution with a value equal to their proportionate ownership interest in the Fund on that date. Such Liquidating Distribution received by a shareholder may be in an amount that is more or less than the amount a shareholder might receive if they sell their shares on Nasdaq prior to market close on January 29, 2026. Shareholders who remain invested in the Fund until the Liquidation Date may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments. Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

If you wish to obtain more information, please call the VictoryShares internal team at 866-376-7890.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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